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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report dated April 30, 1999 (except Note 8, as to which the date is September 17, 1999), included herein to our Firm and to the reference to our Firm under the heading "Experts" in the prospectus.


                                                    KPMG LLP


Los Angeles, California



The foregoing consent is in the form that will be signed upon the completion of the stock split described in Note 8 to the financial statements.


                                                /s/ KPMG LLP


Los Angeles, California

September 17, 1999